THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATIONS UNDER THE 1933 ACT.

YAMBEAR BIO-TECH, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as February 7, 2013 by and between Yambear Bio-tech, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A (together, the “Purchasers,” each, a “Purchaser”).

AGREEMENT

WHEREAS on July 16, 2012 the Purchasers collectively invested $100,000 (the “Capital Contribution”) into the Company in the amounts indicated on Schedule A;

WHEREAS the Company issued 12,500,000 shares of the Company’s common stock with $0.0001 par value (the “ Common Stock”), to the Purchasers in the amounts designated in Schedule A (the “Shares”) as consideration for the Capital Contribution (the “Shares”);

WHEREAS the Company and the Purchasers desire to memorialize the purchase of the Shares, and issue the share certificates representing the Shares to the Purchasers.

It is agreed as follows:

1.	PURCHASE AND SALE OF SHARES.

1.1 Purchase and Sale.  In consideration for the Capital Contribution previously received and in reliance upon the representations and warranties of the Company and Purchasers contained herein and subject to the terms and conditions set forth herein, at the Closing, the Company shall issue the Shares to the Purchasers in the share amounts indicated on Schedule A.

2.	CLOSING.

2.1 Date and Time.  The closing of the sale of Shares contemplated by this Agreement (the “Closing”) with respect to each Purchaser shall occur upon satisfaction of the conditions set forth in Sections 2.2.1 and 2.3.1.   The obligations of the Company and each Purchaser shall not be conditioned on the satisfaction of the conditions set forth in Section 2.2.1 by any other Purchaser.

2.2 Deliveries by Purchaser.  The Purchaser shall deliver the following at the Closing:

2.2.1 an executed copy of this Agreement.

2.3 Deliveries by Company.  As soon as practicable after closing, the Company will deliver the following to the Purchasers:

2.3.1 an executed copy of this Agreement.

2.3.2  share certificates representing the Shares purchased by such Purchaser, with each such Share being in definitive form and registered in the name of the Purchasers set forth in Schedule A.  Any instructions for registration of the Shares in a name other than that of the Purchaser shall require such registered owner to affirm the Purchaser’s warranties and representations and covenants set forth herein.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchasers to enter into this Agreement, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

3.2 Validity of Transactions.  This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company.

3.3 Valid Issuance of Shares.  The Shares that are being issued to Purchasers hereunder, when issued, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

3.4 No Violation.  The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5    Stop Transfer.  The Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

Each Purchaser hereby represents, warrants and covenants with the Company as follows:

4.1 Capacity.  The Purchaser has the requisite capacity to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution.  This Agreement has been duly executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be valid and binding agreement of the Purchaser.

4.3 Access to Information.  The Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares.  The Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as the Purchaser or its qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No 1933 Act Registration.  The Purchaser has been advised that the Shares have not been registered under the 1933 Act or applicable state securities laws and that the Shares are being offered and sold pursuant to Regulation S under the 1933 Act and that the Company’s reliance upon Regulation S is predicated in part on the Purchaser’s representations as contained herein.

4.5 Investment Intent.  The Purchaser is acquiring the Shares for the Purchaser’s own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the 1933 Act, except pursuant to an effective registration statement under the 1933 Act and the Purchaser has no present intent of selling or otherwise distributing the Shares, except in compliance with applicable securities laws.

4.6 Non U.S. Person.  The Purchaser hereby certifies that he is not a U.S. Person (as defined in Regulation S) and is not acquiring the Shares for the account or benefit of any U.S. Person.  At the time of the origination of contact concerning this Agreement, and at the date of execution and delivery of this Agreement, the Purchaser was outside the United States, its territories and possessions.

4.7 Transfer Restrictions.  The Purchaser shall not attempt to have registered any transfer of the Shares not made in accordance with the provisions of Regulation S.  In addition to any other restrictions on transfer set forth in this Agreement, the Purchaser agrees to transfer the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and in accordance with any applicable state securities laws, and not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to, and the Purchaser certifies to the following:

(i) The Purchaser shall not sell the Shares publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restricted period mandated by Regulation S after the purchase of the Shares unless registered or exempt from registration;

(ii) The Purchaser shall not engage in any hedging transactions with respect with the Company’s shares unless in compliance with the Securities Act.

(iii) Any other offer or sale of the Shares shall be made only if (A) during the restricted period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S.  Person, or (B) after the restricted period the Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

(iv) Any transferee of the Shares who acquires the Shares during the Regulation S restricted period shall agree in writing to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

4.8 Directed Selling Efforts.  Neither the Purchaser, its affiliates or any person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under 1933 Act) with respect to the Shares or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares.

4.9 No Solicitation.  Neither the Company nor any person acting on its behalf made to the Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Shares to the Purchaser.  The Purchaser was outside the United States, its territories, and possessions at the time of the execution of this Agreement.

4.10 No Market Conditioning.  Neither the Purchaser, any affiliate of the Purchaser, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

4.11 No Scheme.  The transactions contemplated by this Agreement:

(a)          have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(b)          are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

4.12 No Nominee.  The Purchaser is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account of or on behalf of any U.S. Person.

4.13 No Groups.  The Purchaser is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

4.14 Legend.  The Purchaser understands that the Shares have not been registered under the 1933 Act and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legend:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.15 Stop Transfer.  The Purchaser agrees that the Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, and that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the Shares.

4.16 Economic Risk.  The Purchaser can bear the economic risk of an investment in the Shares, including the total loss of such investment.

4.17 Suitability.  The Purchaser believes, in light of the information provided in this Agreement, the purchase of the Shares pursuant to the terms of this agreement is an appropriate and suitable investment for the Purchaser.

4.18 Investment Knowledge and Experience.  The Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of purchasing the securities offered herein by the Company.

4.19 Non-Contravention.  The purchase of the Shares by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Purchaser resides and does not trigger:  (i) any obligation to prepare and file a prospectus or similar document or any other report with respect to the purchase, or (ii) any registration requirement or other securities compliance obligation on the part of the Company.

5.	MISCELLANEOUS.

5.1 Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware.

5.2 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.3 Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.4 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Yambear Bio-tech, Inc.
3F., No.10, Yuanxi 2nd Rd., Pingtung Agricultural Biotechnology Park, Changzhi Township, Pingtung 908, Taiwan, Republic of China +00886 08 7621913

If to the Purchaser:	Appropriate address identified in Schedule A.

5.5 Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above

THE PURCHASERS:
CHANG, Kung-Hsiung
Name: CHANG, Kung-Hsiung

CHANG, Jerry Ji Ning
Name: CHANG, Jerry Ji Ning

CHANG, Tiffany Ji Yun
Name: CHANG, Tiffany Ji Yun

CHANG, Jonathan Ji Jiun
Name: CHANG, Jonathan Ji Jiun

WANG, Yen-Ling
Name: WANG, Yen-Ling

CHANG, Lai-Fa
Name: CHANG, Lai-Fa

HSU, Shu-Fen
Name: HSU, Shu-Fen

LU, Wei-Kung
Name: LU, Wei-Kung

CHEN, Chia-Chen
Name: CHEN, Chia-Chen

LIN, Mei-Ching
Name: LIN, Mei-Ching

Lin, Cheuan-Cherng
Name: Lin, Cheuan-Cherng

CHANG, Wen-Lang
Name: CHANG, Wen-Lang

CHAGN, Wen-Hsin
Name: CHAGN, Wen-Hsin

CHANG, Mei-Ling
Name: CHANG, Mei-Ling

LIN, Hsin-Lung
Name: LIN, Hsin-Lung

Orange Chang Limited
Name: [ ]
Title: [ ]

Inkstone Capital Limited
Name: [ ]
Title: [ ]

Jiang wei
Name: Jiang wei

Kuang yu
Name: Kuang yu

Yen Chung-hsien
Name: Yen Chung-hsien

Chang Pi-chen
Name: Chang Pi-chen

Chang Pi-hui
Name: Chang Pi-hui

Chen Guo
Name: Chen Guo

Zhao yuejiao
Name: Zhao yuejiao

Zhao xiting
Name: Zhao xiting

chen kuei-chiao
Name: chen kuei-chiao

THE COMPANY: YAMBEAR BIO-TECH, INC.

By:	HSIN-LUNG LIN
Name:	HSIN-LUNG LIN
Chief Executive Office

SCHEDULE A LIST OF PURCHASERS

No.	Shareholders' names	Nationality	Number of shares	Capital Contribution	Address
1	CHANG, Kung-Hsiung	Taiwan	410,000	3,280	3F., No.3, Ln. 1041, Dashun 1st Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
2	CHANG, Jerry Ji Ning	New Zealand	20,000	160	3F., No.3, Ln. 1041, Dashun 1st Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
3	CHANG, Tiffany Ji Yun	New Zealand	20,000	160	3F., No.3, Ln. 1041, Dashun 1st Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
4	CHANG, Jonathan Ji Jiun	New Zealand	20,000	160	3F., No.3, Ln. 1041, Dashun 1st Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
5	WANG, Yen-Ling	New Zealand	5,820,000	46,560	3F., No.3, Ln. 1041, Dashun 1st Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
6	CHANG, Lai-Fa	Taiwan	10,000	80	No.58, Ln. 1019, Jiolu 4th Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
7	HSU, Shu-Fen	Taiwan	10,000	80	No.58, Ln. 1019, Jiolu 4th Rd., Gushan Dist., Kaohsiung City 804, Taiwan (R.O.C.)
8	LU, Wei-Kung	Taiwan	10,000	80	2F., No.14, Aly. 1, Ln. 128, Fuhua Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)
9	CHEN, Chia-Chen	Taiwan	20,000	160	5F., No.222, Shidon Rd., Shilin Dist., Taipei City 111, Taiwan (R.O.C.)
10	LIN, Mei-Ching	Taiwan	30,000	240	No.43, Ln. 101, Ziyou 3rd Rd., Zuoying Dist., Kaohsiung City 813, Taiwan (R.O.C.)
11	Lin, Cheuan-Cherng	Taiwan	30,000	240	No.43, Ln. 101, Ziyou 3rd Rd., Zuoying Dist., Kaohsiung City 813, Taiwan (R.O.C.)
12	CHANG, Wen-Lang	Taiwan	100,000	800	4F.-1, No.7, Ln. 58, Guangxing St., Zuoying Dist., Kaohsiung City 813, Taiwan (R.O.C.)
13	CHAGN, Wen-Hsin	Taiwan	50,000	400	7F., No.60, Ln. 347, Jinhu Rd., Neihu Dist., Taipei City 114, Taiwan (R.O.C.)

14	CHANG, Mei-Ling	Taiwan	50,000	400	No.55, Dingyong St., Sanmin Dist., Kaohsiung City 807, Taiwan (R.O.C.)
15	LIN, Hsin-Lung	Taiwan	100,000	800	No.40, Aly. 31, Ln. 1008, Minghu Rd., East Dist., Hsinchu City 300, Taiwan (R.O.C.)
16	Orange Chang Limited	BVI	1,200,000	9,600	Room 2101-2103, Futura Plaza, 111 How Ming Street, Kwun Tong, Hong Kong
17	Inkstone Capital Limited	BVI	1,200,000	9,600	26th Floor,Langham Place Office Tower,NO.8. Argyle Street,Kowloon,Hong Kong
18	Jiang wei	China	500,000	4,000	D-2-24 No. 8 shuangjian Lu, Chengdu City, SC61000, PRC
19	Kuang yu	China	550,000	4,400	2503 Unit 1 Buiding 3 Kailibinjiang No. 680 Tianhuan Jie, Gaoxin District, Chengdu City, SC61000, PRC
20	Yen Chung-hsien	Taiwan	20,000	160	35F Tower A, Center Plaza, No. 161 Linhexi Road, Tianhe District, Guangzhou 510620, China
21	Chang Pi-chen	Taiwan	1,130,000	9,040	No.23, Yu’an St., Annan Dist., Tainan City 709, Taiwan (R.O.C.)
22	Chang Pi-hui	Taiwan	30,000	240	198 Chung Cheng East Road, Linbei village, Linnei town, Yunlin County, Taiwan
23	Chen Guo	China	1,125,000	9,000	701 No. 50 meihua cun, zhongshanyi road, yuexiu district, Guangzhou city, PRC
24	Zhao yuejiao	China	30,000	240	Room 908 zhonghangchengshi Square, 88 Fuchengdadao zhong duan, gaoxin qu, Chengdu City, SC610041,PRC
25	Zhao xiting	China	5,000	40	Room 6, 3rd F, 87 Building, 15 Haijiaoshi Street, Jinjiang District,Chengdu City, Sichuan, China
26	chen kuei-chiao	Taiwan	10,000	80	9 DaShin Road, Da Hu Village, Zhu Tian Township, PingTung County, Taiwan